Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 15 – SUBSEQUENT EVENTS

A.	On January 29, 2021, the Company, through its wholly owned subsidiary Duke Israel and Elbit, entered into a collaboration agreement (the "Agreement") for the global marketing and sales, and the production and further development of Duke's developed advanced robotic system mounted on an Unmanned Aerial Solution ("UAS"), armed with lightweight firearms, which the Company markets under the commercial name "TIKAD."

Pursuant to the Agreement, Duke has granted Elbit a worldwide exclusive license for the use of Duke's know-how and intellectual property and the marketing, sales, production, and further development of the TIKAD for military, defense, homeland security, and para-military uses. As consideration for granting the worldwide exclusive license, Elbit will pay Duke royalties from revenues received from worldwide sales of TIKAD, with royalty rates ranging from low to mid-double-figure percentages, depending on the tiers of the selling price of TIKAD, for a period starting from the date of the Agreement until 15 years following receipt of $5,000 in cumulative revenues from sales of TIKAD units. In addition, Duke agreed to pay Elbit similar rates of royalties for revenues received by Duke from sales of its advanced robotic system for civil use, if such systems will include new know-how developed by Elbit.

Pursuant to the terms of the Agreement, the parties also agreed to cooperate in continuing a project (the "Project") that has already started with a customer in the Asia Pacific region. Elbit has agreed to invest, at its discretion and pursuant to certain milestones, in the further development and setting up of serial production lines of TIKAD, and may elect to increase such investment subject to the satisfaction of certain criteria, including Elbit's right to terminate the Agreement if, for example, the Project is cancelled by the customer. Such investment amounts will be made into Elbit's owned assets and production lines of TIKAD. Elbit will recoup 50% of its investment amount, up to $6,000, by offsetting 50% of royalty payments that may be due to Duke.

B.	During February 2021, holder of Convertible Loan as detailed in note 6A above, converted $200 principal amount ($215.066 including accrued interest) into 575,044 common stock of the Company.

C.	On February 12, 2021 and March 2, 2021, the Company issued 171,246 common stock of the Company, to several holders Security Exchange Agreement signed at March 9, 2020 between the Company and several debt holders (see note 1(iii) above), according to which, such holders are entitled to an anti-dilution clause in the event that the Convertible Loans detailed in notes 6B and 1(iii) above are converted such that such the number of shares held by such investors would not be lower than original holding on a fully diluted basis prior to such conversions.

D.	On March 5, 2021 holder of Convertible Loan as detailed in note 6B above, converted the principal amount of $130 into 347,594 shares of the Company's common stock.

E.	On March 25, 2021, the Board of Directors appointed Yossef Balucka to serve as its Chief Executive Officer and President. In conjunction with the appointment of Mr. Balucka, the Company issued to Mr. Balucka options to purchase 450,000 shares of the Company's commons stock at an exercise price of $0.0001 per share, subject to and in accordance with the terms and conditions of an Option Plan to be set up and approved by the Company at the discretion of the board of directors. The options shall vest over a three year period, with 50% of the options to vest on the first anniversary of the grant date, and the balance of 50% of the options to vest in equal parts on the second and third anniversary of the grant date, respectively, subject to the Mr. Balucka providing continued services to the Company.